UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2022

THIRD COAST BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-41028	46-2135597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20202 Highway 59 North, Suite 190 Humble, Texas	77338
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 446-7000

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.00 per share	TCBX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Letter Agreement

On September 30, 2022, Third Coast Bancshares, Inc. (the “Company”) closed its previously announced private placement (the “Private Placement”) of (i) 69,400 shares of a new series of preferred stock designated Series A Convertible Non-Cumulative Preferred Stock, par value $1.00 per share, with a liquidation preference of $1,000 per share (the “Series A Preferred Stock”), and (ii) warrants to purchase an aggregate of 175,000 shares of the Company’s common stock, par value $1.00 per share (“Common Stock”) (or, at the election of the warrant holder in accordance with the terms of the warrant agreement (the “Warrant Agreement”), described below, Series B Convertible Perpetual Preferred Stock, par value $1.00 per share (“Series B Preferred Stock”), or non-voting common stock, par value $1.00 per share, of the Company (“Non-Voting Common Stock”)) at an exercise price equal to $22.50 per share, for aggregate gross proceeds of $69,400,000. The Company intends to use the net proceeds of the Private Placement for general corporate purposes.

In connection with the closing of the Private Placement, on September 30, 2022, the Company entered into a letter agreement (the “Letter Agreement”) with the several purchasers of the Series A Preferred Stock party thereto (collectively, the “Purchasers”), pursuant to which the Company and the Purchasers agreed to amend the forms of the certificate of designation for the Series A Preferred Stock (the “Series A Certificate of Designation”), certificate of designation for the Series B Preferred Stock (the “Series B Certificate of Designation” and together with the Series A Certificate of Designation, the “Certificates of Designation”), Certificate of Amendment to the Company’s First Amended and Restated Certificate of Formation (the “Certificate of Formation”) authorizing the Non-Voting Common Stock (the “Non-Voting Common Stock Certificate of Amendment”), and the Warrant Agreement, attached as exhibits to the Investment Agreement, dated as of September 8, 2022, by and among the Company and the Purchasers (the “Investment Agreement”), as set forth in the Letter Agreement, as described below.

Series A Preferred Stock and Series B Preferred Stock

The Letter Agreement amended the form of the Series A Certificate of Designation to, among other things, provide that the ownership cap of 9.9% of the total outstanding shares of Common Stock (or any class of voting securities of the Company) (the “Regulatory Cap”) set forth in the Series A Certificate of Designation will be calculated in accordance with the regulations promulgated by the Board of Governors of the Federal Reserve System (the “Federal Reserve Regulations”) and such calculation will include, as applicable, the ownership of any person to whom a holder of Series A Preferred Stock transfers capital stock of the Company and any person to whom such person transfers capital stock of the Company (and so on), in each case, other than transferees in certain permitted transfers identified in the Federal Reserve Regulations. The Letter Agreement also amended the form of the Series A Certificate of Designation to (i) add an ownership cap, with respect to an initial acquirer of Series A Preferred Stock pursuant to the Investment Agreement, all affiliates thereof, and certain direct and indirect transferees thereof, of one-third of the total equity of the Company calculated in accordance with the Federal Reserve Regulations (the “Total Equity Limitation”) and (ii) remove the anti-dilution adjustment provision with respect to issuances by the Company of certain additional shares of Common Stock.

The Letter Agreement amended the form of the Series B Certificate of Designation to, among other things, (i) provide that the Regulatory Cap set forth in the Series B Certificate of Designation will be calculated in accordance with the Federal Reserve Regulations and such calculation will include, as applicable, the ownership of any person to whom a holder of Series B Preferred Stock transfers capital stock of the Company and any person to whom such person transfers capital stock of the Company (and so on), in each case, other than transferees in certain permitted transfers identified in the Federal Reserve Regulations, and (ii) add the Total Equity Limitation.

On September 30, 2022, the Company filed resolutions relating to a series of shares (the “Deletion Resolutions”) with the Texas Secretary of State, whereby the Company deleted the Series A Convertible Non-Cumulative Preferred Stock and the Series B Convertible Perpetual Preferred Stock, in each case as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 9, 2022 (the “Original Preferred Stock”), from the Certificate of Formation and further deleted all references to the Original Preferred Stock from the Certificate of Formation.

On September 30, 2022, following the filing of the Deletion Resolutions, the Company filed the Series A Certificate of Designation with the Texas Secretary of State and the Series B Certificate of Designation with the Texas Secretary of State. The preferences, limitations, powers and relative rights of the Series A Preferred Stock and the Series B Preferred Stock are set forth in the respective Certificates of Designation, and were previously described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 9, 2022, except as amended by the Letter Agreement and described above. The foregoing description of the Certificates of Designation does not purport to be complete and is qualified in its entirety by the full text of the Series A Certificate of Designation, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference, and the Series B Certificate of Designation, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Non-Voting Common Stock

The Letter Agreement amended the form of the Non-Voting Common Stock Certificate of Amendment to, among other things, (i) provide that the Regulatory Cap set forth in the Non-Voting Common Stock Certificate of Amendment will be calculated in accordance with the Federal Reserve Regulations and such calculation will include, as applicable, the ownership of any person to whom a holder of Non-Voting Common Stock transfers capital stock of the Company and any person to whom such person transfers capital stock of the Company (and so on), in each case, other than transferees in certain permitted transfers identified in the Federal Reserve Regulations, and (ii) add the Total Equity Limitation.

Warrant Agreement

The Letter Agreement amended the form of the Warrant Agreement to, among other things, provide that the Regulatory Cap set forth in the Warrant Agreement will be calculated in accordance with the Federal Reserve Regulations and such calculation will include, as applicable, the ownership of an initial acquirer of Series A Preferred Stock pursuant to the Investment Agreement, together any other person whose Company securities would be aggregated with such initial acquirer’s Company securities for purposes of any bank regulation or law. The Letter Agreement also amended the form of the Warrant Agreement to (i) add the Total Equity Limitation and (ii) remove the anti-dilution adjustment provision with respect to issuances by the Company of certain additional shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock, Non-Voting Common Stock or other securities that are convertible into or exchangeable or exercisable for Common Stock, Series A Preferred Stock, Series B Preferred Stock, or Non-Voting Common Stock.

The foregoing description of the Warrant Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrant Agreement, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K with respect to the Private Placement is incorporated by reference into this Item 3.02. Piper Sandler & Co. (the “Placement Agent”) served as the placement agent for the Private Placement. The Company paid a fee to the Placement Agent in connection with the Private Placement. The Company has also agreed to reimburse the Placement Agent and Castle Creek Capital Partners VIII, L.P. for certain expenses incurred in connection with the Private Placement.

The securities sold in the Private Placement were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption provided under Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder as securities offered and sold only to accredited investors (as defined in Rule 501(a) of Regulation D under the Securities Act) in a transaction not involving any public offering.

Item 3.03.	Material Modifications to Rights of Security Holders.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03. The Deletion Resolutions were effective upon filing with the Texas Secretary of State on September 30, 2022. The Certificates of Designation were effective upon filing with the Texas Secretary of State on September 30, 2022.

Item 7.01	Regulation FD Disclosure

On October 3, 2022, the Company issued a press release announcing the closing of the Private Placement, which is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Series A Certificate of Designation

3.2	Series B Certificate of Designation

4.1	Form of Warrant Agreement

10.1	Form of Letter Agreement, dated September 30, 2022, by and among Third Coast Bancshares, Inc. and the several purchasers thereto

99.1	Press Release, dated October 3, 2022

104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THIRD COAST BANCSHARES, INC.

Date: October 6, 2022	By:	/s/ R. John McWhorter
R. John McWhorter
Chief Financial Officer